UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 16, 2014

Taminco Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-35875	45-4031468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Windsor Plaza, Suite 411

7540 Windsor Drive

Allentown, Pennsylvania 18195

(Address of Principal Executive Offices, including Zip Code)

(610) 366-6730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rulel4d-2(b) under the Exchange Act (17 CFR 240.l 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 11, 2014, Taminco Corporation, a Delaware corporation (“Taminco” or the “Company”), Eastman Chemical Company, a Delaware corporation (“Eastman”) and Stella Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Eastman (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Taminco on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”), with Taminco surviving the Merger as a wholly-owned subsidiary of Eastman.

At the effective time of the Merger (the “Effective Time”), on the terms and subject to the conditions set forth in the Merger Agreement, each issued and outstanding share of common stock, par value $0.001 per share, of the Company outstanding immediately prior to the Effective Time, other than any Cancelled Shares and Dissenting Shares (each as defined in the Merger Agreement), will thereupon be converted automatically into the right to receive $26.00 per share in cash without interest (the “Merger Consideration”).

Under the Merger Agreement, consummation of the Merger is not subject to a financing condition, but is subject to the satisfaction or waiver of certain customary closing conditions, including, among others: (i) Taminco and Eastman will have received duly executed copies of the Written Consent (as defined in the Merger Agreement); (ii) no injunction by any court or other tribunal of competent jurisdiction which prohibits the consummation of the Merger will have been entered and will continue to be in effect and no Governmental Entity (as defined in the Merger Agreement) of competent jurisdiction will have enacted or enforced any statute, rule, regulation, executive order, decree or other order (whether temporary, preliminary or permanent), which (a) is in effect and (b) has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger; (iii) the Regulatory Consents (as defined in the Merger Agreement) under each of (a) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (b) the foreign antitrust or competition clearances set forth in the Merger Agreement; and (c) any other foreign antitrust or competition clearances in any foreign country in which Eastman and the Company mutually agree is required in connection with the Merger, in each case, will have been obtained; and (iv) twenty (20) days will have elapsed since the Information Statement (as defined in the Merger Agreement) will have been mailed to the Company’s stockholders, and the consummation of the Merger will be permitted by Regulation 14C of the Securities and Exchange Act of 1934 (the “Exchange Act”) (including Rule 14c-2 promulgated under the Exchange Act).

The Merger Agreement includes customary representations, warranties and covenants of the Company, Eastman and Merger Sub. Among other things, the Company has agreed to conduct the business of the Company and the Company Subsidiaries (as defined in the Merger Agreement) in the ordinary course of business and to use commercially reasonable efforts to preserve intact the business organization of the Company and the Company Subsidiaries and preserve intact their relationships with significant customers, suppliers and employees until the earlier of the consummation of the Merger or the termination of the Merger Agreement.

During the period beginning on the date of the Merger Agreement and continuing until 12:01 a.m. on the day that is thirty (30) days after the date of the Merger Agreement (the “Go-Shop Period End Date”), the Company and the Company Subsidiaries and their Representatives (as defined in the Merger Agreement), on the terms and subject to the conditions set forth in the Merger Agreement, will have the right to (i) solicit, initiate, encourage or facilitate any inquiry or the making of any proposal or offer that constitutes an Alternative Proposal (as defined in the Merger Agreement) and (ii) engage in, enter into, continue or otherwise participate in any discussions or negotiations with any Persons (as defined in the Merger Agreement) or group of Persons with respect to any Alternative Proposals and cooperate with or assist or participate in or facilitate any such inquiries, proposals, discussions or negotiations or any effort or attempt to make any Alternative Proposal. In addition, at any time after the Go-Shop Period End Date until 11:59 p.m. on the date that is fifteen (15) days thereafter (the “Cut-Off Date”), the Company may continue to engage in the activities described in items (i) and (ii) above with any Person, or group of Persons that includes any Person or group of Persons, from whom Taminco or any of its Representatives has received prior to the Go-Shop Period End Date a written Alternative Proposal that the Company Board (as defined in the Merger Agreement) determines in good faith, after consultation with outside counsel and its financial advisors, is or could reasonably be expected to result in a Superior Proposal (as defined in the Merger Agreement). In addition, solely in response to an unsolicited

Alternative Proposal made on or after the Go-Shop Period End Date and prior to the date that is twenty (20) days after the mailing of the Information Statement to the stockholders of the Company (the “Window Shop End Date”), the Company may, with respect to the Person that has made such Alternative Proposal (i) in response to a request therefor by such Person, provide information or afford access to the books and records or Representatives of the Company, and (ii) engage, participate in or facilitate any discussions or negotiations with such Person (and its Representatives) with respect to such Alternative Proposal.

In the event that the Company Board determines in good faith, after consultation with its outside legal and financial advisors, that in light of a Superior Proposal from a Person or group of Persons (a “Change of Recommendation Party”), it would be reasonably likely to be inconsistent with the Company Board’s exercise of their fiduciary obligations to Taminco’s stockholders under applicable law to make the Company Board Recommendation (as defined in the Merger Agreement) or fail to effect a Change of Recommendation (as defined in the Merger Agreement) in a manner adverse to Eastman, Taminco may terminate the Merger Agreement by providing four (4) Business Days (as defined in the Merger Agreement) written notice (such notice, a “Termination Notice”) to Eastman. In the event that Eastman, does not deliver to Taminco prior to 12:01 a.m. on the date that is four (4) Business Days following the date of the Termination Notice (the “Expiration Date”) a written, binding and irrevocable proposal that the Company Board determines in good faith is at least as favorable to Taminco and its stockholders as such Superior Proposal (a “Parent Superior Proposal”), the Company Board may immediately cause Taminco to terminate the Merger Agreement. If Eastman does deliver a Parent Superior Proposal on or before the Expiration Date, then the Cut-Off Date shall be automatically extended (with respect to such Change of Recommendation Party) to at least until 12:01 a.m. on the date that is four (4) Business Days following the date of the Parent Superior Proposal. During such period, Taminco may, among other things, continue negotiations with the Change of Recommendation Party, provided that prior to terminating the Merger Agreement due to a Change of Recommendation in favor of the Change of Recommendation Party over the Parent Superior Proposal, Taminco will be required to again comply with the termination notice requirements and procedures described above. Taminco does not intend to disclose any developments with respect to this process unless and until the Company Board makes a decision regarding a potential Superior Proposal. There can be no assurances that this process will result in any Superior Proposal or Alternative Proposal.

The Merger Agreement contains certain provisions giving each of Eastman and the Company the right to terminate the Merger Agreement under certain circumstances. Upon termination of the Merger Agreement, under specified circumstances and on the terms and subject to the conditions set forth therein, the Company may be required to pay Eastman a termination fee, the amount of which, if and when payable, would be either $35,888,391 or $62,804,683 (in each case, net of any Eastman expenses previously paid by Taminco), depending on the circumstances under which the Merger Agreement is terminated.

The foregoing description of the Merger Agreement and the transactions and agreements contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub, Eastman or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures include information that has been included in the Company’s public disclosures, as well as additional non-public information); may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Eastman or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Support Agreement

Eastman has entered into a Support Agreement (the “Support Agreement”) with certain affiliated investment funds of Apollo Management, L.P. (collectively, “Apollo”), who own a majority of Taminco’s common stock, pursuant to which Apollo has agreed, on the terms and subject to the conditions set forth in the Support Agreement, to act by written consent to approve and adopt the Merger Agreement and the transactions contemplated thereby. The Support Agreement will terminate upon any of the following: (i) the mutual agreement of Eastman and Apollo, (ii) the consummation of the Merger, (iii) the termination of the Merger Agreement and (iv) a Change of Recommendation.

The foregoing description of the Support Agreement and the transactions and agreements contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Support Agreement, a copy of which is attached hereto as Exhibit 10.1, and the terms of which are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2014, the Compensation Committee of the Company approved the material terms of change in control severance agreements (the “Change in Control Severance Agreements”) between the Company and its executive officers, including each of Laurent Lenoir, Kurt Decat, Johan De Saegher, Edward Yocum, Randall Colin Gouveia, Piet Vanneste and Sabine Ketsman. The Change in Control Severance Agreements provide that, upon certain qualifying terminations of an executive’s employment that occurs within twelve months of the closing of a change in control transaction, subject to the execution of an effective release of claims, the executive will be entitled to severance benefits equal to (i) two years of base salary and two times the executive’s target annual bonus, payable in a lump sum, (ii) a prorated bonus for the year of termination, and (iii) subject to certain conditions, eighteen months of continued health benefits at the Company’s expense. The executives are only entitled to payments and benefits under the Change in Control Severance Agreements to the extent that such payments and benefits exceed what the executives are entitled to under existing agreements, benefit plans or applicable law. The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Change in Control Severance Agreements, and is subject to, and qualified in its entirety, by reference to the complete text of the Change in Control Severance Agreements. The form Change in Control Severance Agreement is furnished as Exhibit 10.2, pursuant to Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.”

Item 8.01	Other Events.

On September 11, 2014, Taminco issued a press release announcing that it has entered into the Merger Agreement and provided certain information regarding the Merger. A copy of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of September 11, 2014, among Taminco Corporation, Eastman Chemical Company and Stella Merger Corp. †

10.1	Support Agreement, dated as of September 11, 2014, among Eastman Chemical Company, Stella Merger Corp., AP Taminco Global Chemical Holdings, L.P. and Taminco Co-Investors, L.P.

Exhibit Number	Description of Exhibit

10.2	Form of Change in Control Severance Agreement.

99.1	Press release issued by Taminco on September 11, 2014.

†	Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Commission a copy of any omitted exhibits and schedules upon request.

Forward-Looking Statements

Statements herein regarding the proposed transaction between Taminco and Eastman, future financial and operating results, benefits and synergies of the transaction, future opportunities for the companies and any other statements about future expectations and the intent of any parties about future actions constitute “forward-looking statements” as defined in the federal securities laws. Forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions. Such statements are based upon current beliefs, expectations and assumptions and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: (1) conditions to the closing of the transaction may not be satisfied; (2) the transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (4) the outcome of any legal proceedings related to the transaction; (5) the Company may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; (7) the ability to recognize benefits of the transaction; (8) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, stockholders unaffiliated with the transaction will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Taminco and Eastman believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to Taminco or Eastman or persons acting on Taminco’s or Eastman’s behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and Taminco and Eastman undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless required by law. Past financial or operating performance is not necessarily a reliable indicator of future performance and you should not use our historical performance to anticipate results or future period trends.

Additional factors that may affect future results are contained in Taminco’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2013, which are available at the SEC’s Web site http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed unless required by law.

Important Additional Information

This material is not a substitute for the information statement that Taminco intends to file with the SEC or any other documents which Taminco and/or Eastman may send to their shareholders in connection with the transaction. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE INFORMATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and securityholders will be able to receive the information statement and other relevant documents, when filed, free of charge at the SEC’s web site, www.sec.gov or from Taminco Investor Relations at http://investors.taminco.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TAMINCO CORPORATION

By:	/s/ Edward J. Yocum
Name:	Edward J. Yocum
Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

Dated: September 16, 2014